UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2019
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 500, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Norwood, Massachusetts Campus Update

On February 18, 2019, we announced that our campus in Norwood, Massachusetts is no longer accepting new student applications and will have its last class start on March 18, 2019. The decision to exit the Norwood campus in the fall of 2020 is part of our previously communicated strategy to move from large destination campuses to smaller campuses in markets with higher student density and industry demand.

We expect the campus exit to result in an improvement in annual pre-tax net income, EBITDA and cash flows between $4 million and $5 million starting in 2021, after completing the exit in the fall of 2020. The financial benefits are generated through eliminating the Norwood, Massachusetts campus direct operating loss, reducing admissions, marketing, and other costs not included in the direct campus operating costs, and earning net revenue from a portion of students expected to attend our other campuses. After completing the exit, the long term expense reduction is expected to range between $11 million to $12 million and revenue is expected to be lower between $6.5 million to $7.5 million.

We estimate a GAAP net restructuring charge of $1.9 million inclusive of broker fees, moving costs, termination costs, leasehold improvement write-off and deferred rent liability elimination for the campus exit. Most of the net restructuring charge will be offset in 2019 by the rent cost reduction resulting from the immediate removal of 88,000 square feet from occupancy costs and cost reductions in admissions, marketing and other costs. The remaining occupancy costs are to be eliminated upon completion of the campus exit in the fall of 2020.

On February 18, 2019, we issued a press release providing an update on the Norwood, Massachusetts campus. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Financial Guidance

Taking into consideration the Norwood exit, our business outlook and strong year to date results, which continued into January, we maintain the previously communicated guidance provided in our February 5, 2019 earnings press release. Starting in the second quarter of fiscal 2019, we will report the Norwood, Massachusetts campus direct operations as an adjustment to results in the non-GAAP measures tables.

Use of Non-GAAP Financial Information

This Current Report on Form 8-K contains a non-GAAP (Generally Accepted Accounting Principles) financial measure, which is intended to supplement, but not substitute for, the most directly comparable GAAP measure. Management chooses to disclose to investors this non-GAAP financial measure because it provides an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measure helps compare our performance on a consistent basis across time periods. Management defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization and adjusted for items not considered as part of our normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, this includes consulting fees incurred as part of our transformation initiative and startup costs related to the Bloomfield, New Jersey campus. To obtain a complete understanding of our performance, this measure should be examined in connection with net income (loss) determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from this measure are significant components in understanding and assessing financial performance under GAAP, this measure should not be considered to be an alternative to net income (loss) as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across companies.

Information reconciling forward-looking adjusted EBITDA to the most directly comparable GAAP financial measure is unavailable without unreasonable effort. We are not able to provide a quantitative reconciliation of adjusted EBITDA to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of our control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.

Safe Harbor Statement
All statements contained herein, other than statements of historical fact, are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, each as amended. Such statements are based upon management's current expectations and are subject to a number of uncertainties that could cause actual performance and results to differ materially from the results discussed in the forward-looking statements. Factors that could affect our actual results include, among other things, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new or expanding campuses, potential increased competition, changes in demand for the programs offered by our company, increased investment in management and capital resources, the effectiveness of the recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic conditions of our company and other risks that are described from time to time in our public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in our filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law, we expressly disclaim any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Universal Technical Institute, Inc., dated February 18, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

February 19, 2019	By:	/s/ Scott Yessner

Name: Scott Yessner
Title: Interim Chief Financial Officer